CERTIFICATION

                             Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the Chief Executive Officer of The Japan Fund, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended June 30, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 29, 2005

                                                /s/ John F. McNamara
                                                --------------------
                                                John F. McNamara
                                                President